UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND
UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND
JPMORGAN REALTY INCOME FUND
 (each, a series of UNDISCOVERED MANAGERS FUNDS)

Supplement dated October 1, 2009 to the Statement of Additional Information
dated December 31, 2008, as supplemented

Effective immediately, the following section replaces the existing section entitled “Portfolio Transactions” on page 71 of the Statement of Additional Information.

PORTFOLIO TRANSACTIONS

Transactions on stock exchanges and other agency transactions for the account of the Funds involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission, markup or markdown. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

In addition to selecting portfolio investments for the Fund(s) it manages, JPMIM, with respect to the Realty Income Fund, and each sub-adviser selects brokers or dealers to execute securities purchases and sales for the Fund’s account. JPMIM (with respect to the Realty Income Fund) and the sub-advisers are each referred to as an “investment adviser” for the purposes of this section. Each investment adviser selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Each investment adviser uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and evaluates the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

An investment adviser’s receipt of research services from brokers may sometimes be a factor in its selection of a broker that it believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is in many cases not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the investment adviser’s expenses. Such services may be used by an investment adviser in managing other client accounts and in some cases may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, purchases of shares of a Fund by customers of broker-dealers may be considered as a factor in the selection of broker-dealers to execute the Fund’s securities transactions.

An investment adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the investment adviser an amount of commission for effecting a securities transaction for that Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. The investment adviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and

SUP-SAI-UMF-1009

research services provided by the executing broker-dealer viewed in terms of that particular transaction or the investment adviser’s overall responsibilities to the Fund and its other clients. The investment adviser’s authority to cause a Fund to pay greater commissions is also subject to such policies as the Trustees of the Trust may adopt from time to time.

Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by an investment adviser under the advisory agreement. The advisory fees that the Funds pay to an investment adviser will not be reduced as a consequence of the investment adviser’s receipt of brokerage and research services. To the extent the Funds’ portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to an investment adviser in serving one or more of its other clients, and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the investment adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of an investment adviser, an investment adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of each investment adviser, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands).

	Fiscal Year Ended August 31, 2006	Fiscal Year Ended August 31, 2007	Fiscal Year Ended August 31, 2008
Behavioral Growth Fund
Total Brokerage Commissions	$292	$199	$336
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

Behavioral Value Fund
Total Brokerage Commissions	341	313	199
Brokerage Commissions to Affiliated Broker Dealers	1	—	—	(a)

Realty Income Fund
Total Brokerage Commissions	608	669	261
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

(a)	Amount rounds to less than one thousand.

Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to shareholders and consistent with JPMIM’s obligation to obtain the best execution of purchase and sales orders. In making this determination, the Adviser considers a number of factors including, but not limited to: the price per unit of the security, the broker’s execution capabilities, the commissions charged, the broker’s reliability for prompt, accurate confirmations and on-time delivery of securities, the broker-dealer firm’s financial condition, the broker’s ability to provide access to public offerings, as well as the quality of research services provided. Accordingly, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Funds. To the extent such services are permissible under the safe harbor requirements of Section 28(e) of the Securities Exchange Act and consistent with applicable SEC guidance or interpretation, such brokerage and research services might consist of advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, the availability of securities or purchasers or sellers of securities, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, market data, stock quotes, last sales prices, and trading volumes. Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients and not all of the services may be used by JPMIM in connection with the Funds.

Under JPMIM’s policy, “soft dollar” services refer to arrangements that fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services that are research and brokerage-related and provide lawful and appropriate assistance in the performance of the investment decision-making process. These services include third-party research, market data services, and proprietary broker-dealer research. For the fiscal year ended August 31, 2009 and until October 2009, the Realty Income Fund did not participate in soft dollar arrangements for market data services and third-party research.

Beginning in October 2009, the Realty Income Fund may participate in soft dollar arrangements whereby a broker-dealer provides market data services and third-party research in addition to proprietary research. In order to obtain such research, the Adviser may utilize a Client Commission Arrangement (“CCA”). CCAs are agreements between an investment adviser and executing broker whereby the investment adviser and the broker agree to allocate a portion of commissions to a pool of credits maintained by the broker that are used to pay for eligible brokerage and research services. JPMIM will only enter into and utilize CCAs to the extent permitted by Section 28(e) of the Securities Exchange Act. As required by interpretive guidance issued by the SEC, any CCAs entered into by JPMIM with respect to commissions generated by the Realty Income Fund will provide that: (1) the broker-dealer pay the research preparer directly; and (2) the broker-dealer take steps to assure itself that the client commissions that JPMIM directs it to use to pay for such services are only for eligible research under Section 28(e).

For the fiscal year ended August 31, 2008, the Adviser allocated brokerage commissions to brokers who provided broker research (which may have included third-party broker research for the Funds other than Realty Income Fund) as follows:

Fund	Amount
Behavioral Growth Fund	$184,499
Behavioral Value Fund	$173,544
Realty Income Fund	$201,180

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH STATEMENT OF
ADDITIONAL INFORMATION